VOYA SERIES FUND, INC.

Voya Mid Cap Value Advantage Fund

(the “Fund”)

Supplement dated May 1, 2015

to the Fund’s Class A, Class B, Class C, Class I, Class O, Class R, and Class W

shares Prospectus dated September 31, 2014

(“Prospectus”)

Effective May 1, 2015, James Hasso and Brian Madonick are removed as portfolio managers of the Fund and Vincent Costa and Robert Kloss are added as portfolio managers and Kristy Finnegan is added as assistant portfolio manager. The Fund’s Prospectus is hereby revised as follows:

1.	The sub-section entitled “Portfolio Management – Portfolio Managers” of the summary section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Managers

Christopher F. Corapi, CFA	Vincent Costa, CFA
Portfolio Manager (since 05/14)	Portfolio Manager (since 05/15)
Robert M. Kloss	Kristy Finnegan, CFA
Portfolio Manager (since 05/15)	Assistant Portfolio Manager (since 05/15)

2.	The sub-section entitled “Management of the Funds – Voya Investment Management Co. LLC – Voya Mid Cap Value Advantage Fund” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Voya Mid Cap Value Advantage Fund

The following individuals are jointly responsible for the day-to-day management of Voya Mid Cap Value Advantage Fund.

Christopher F. Corapi, Portfolio Manager and Chief Investment Officer of equities, joined Voya IM in February 2004. Prior to joining Voya IM, Mr. Corapi served as global head of equity research at Federated Investors since 2002. He served as head of U.S. equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and head of emerging markets research at JPMorgan Investment Management beginning in 1998.

Vincent Costa, CFA, Portfolio Manager, also serves as Head of the Portfolio Engineering Group responsible for managing quantitative research and both engineered and fundamental strategies. Mr. Costa joined Voya IM in April 2006 as head of portfolio management for quantitative equity. Prior to joining Voya IM, Mr. Costa managed quantitative equity investments at both Merrill Lynch Investment Management and Bankers Trust Company.

Robert M. Kloss, Portfolio Manager, joined Voya IM 1992. Mr. Kloss has also served as a sector analyst on Voya IM’s fundamental equity research team, covering the financial services sector as well as an equity analyst and portfolio manager for a variety of value-oriented funds. Prior to joining Voya IM, Mr. Kloss was a principal of Phoenix Strategies, an investment management and consulting firm.

Kristy Finnegan, CFA, Assistant Portfolio Manager, covers various sectors for Voya IM’s value team. Ms. Finnegan joined Voya IM in November 2001 as an analyst covering the technology sector and later covering the consumer sectors. Prior to joining Voya IM, she was an investment banking analyst at SunTrust Equitable Securities in Nashville, Tennessee where she focused on deals primarily in the education and health care sectors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

VOYA SERIES FUND, INC

Voya Mid Cap Value Advantage Fund

(the “Fund”)

Supplement dated May 1, 2015

to the Fund’s Class A, Class B, Class C, Class I, Class O, Class R, and Class W

shares Statement of Additional Information

dated September 31, 2014

(“SAI”)

Effective May 1, 2015, James Hasso and Brian Madonick are removed as portfolio managers of the Fund and Vincent Costa and Robert Kloss are added as portfolio managers and Kristy Finnegan is added as assistant portfolio manager. The Fund’s SAI is hereby revised as follows:

1.	The tables in the section entitled “Portfolio Managers” in the sub-sections entitled “Other Accounts Managed” and “Portfolio Manager Ownership of Securities” are hereby amended to include the following:

Other Accounts Managed

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Kristy Finnegan(1)	0	$0	0	$0	0	$0
Robert Kloss(1)	2	$2,621,984,546	1	$280,814,915	1	$106,252,471
(1)	As of December 31, 2014.

Portfolio Manager Ownership of Securities

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Vincent Costa(1)	Mid Cap Value Advantage	None
Kristy Finnegan(1)	Mid Cap Value Advantage	None
Robert Kloss(1)	Mid Cap Value Advantage	None
(1)	As of December 31, 2014.

2.	The third paragraph of the sub-section entitled “Portfolio Manager – Compensation” is deleted in its entirety and replaced with the following:

Voya IM has defined indices (the S&P 500® Index for Mr. Corapi and Mr. Costa as portfolio managers for Core Equity Research Fund; the S&P 500® Index for Mr. Costa, Mr. Wetter, and Ms. Wong as portfolio managers for Corporate Leaders 100 Fund; the Russell 1000® Growth Index for Mr. Corapi, Mr. Pytosh, and Mr. Bianchi as portfolio managers for Large Cap Growth Fund; the Russell Mid Cap® Value Index for Mr. Corapi, Mr. Costa, Mr. Kloss, and Ms. Finnegan as portfolio managers for Mid Cap Value Advantage Fund; and the Russell 2000® Index for Mr. Basset, Mr. Hasso, and Mr. Salopek as portfolio managers for Small Company Fund); and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) and revenue growth for all accounts managed by the team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE